UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 12, 2006
                                                           ------------


                              ASCENDIA BRANDS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                             033-25900               75-2228820
--------                             ---------               ----------
(State or Other Jurisdiction         (Commission File        (IRS Employer
of Incorporation)                    Number)                 Identification No.)


          2000 Lenox Drive, Suite 202, Lawrenceville, New Jersey 08648
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  609-219-0930
                                  ------------
              (Registrant's Telephone Number, including Area Code)


                                  CENUCO, INC.
                                  ------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

          On May 12, 2006, the Issuer issued a press release announcing that it had changed its name to "Ascendia Brands, Inc.", and further announcing a change in the CUSIP number and ticker symbol for its common stock. A copy of the Issuer's press release is furnished and attached hereto as Exhibit 99.1 and incorporated herein by reference.

          In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by the Issuer under the Securities Act of 1933 or the Exchange Act unless specifically identified therein as being incorporated therein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (a) Inapplicable

          (b) Inapplicable

          (c) Exhibits

          Number    Description of Exhibit
          ------    ----------------------

          99.1      Press Release dated May 12, 2006

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 15, 2006                     ASCENDIA BRANDS, INC.



                                       By: /s/ Joseph A. Falsetti
                                           ----------------------
                                           Joseph A. Falsetti
                                           President and Chief Executive Officer


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